SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2021

CGS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-182566	32-0378469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1111 South Roop Street, #100

Carson City, NV 89702

Tel: +52 55 5360 6890
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Tactical Services, Inc. Calle 6 No. 78, Urb. Los Olivas, Puerto Plata, Dom. Rep.
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

CGS INTERNATIONAL, INC.

Form 8-K

Current Report

Item 8.01 Other Events.

Reverse Stock Split

On June 1, 2021, our Board of Directors approved a reverse stock split of our issued and authorized shares of common stock on the basis of 400 old shares for one (1) new share. When completed, our issued and outstanding capital will decrease from 76,000,000 shares of common stock to 190,000 shares of common stock. The $0.001 par value of our common shares will remain unchanged. The reverse split is payable upon surrender and no fractional shares will be issued. Fractional shares will be rounded up.

Name Change

Also on June 1, 2021, our board of directors approved changing our corporate name from Tactical Services, Inc. to CGS International, Inc.

Effective Date of Reverse Split and Name Change

The resolutions of our Board of Directors approving the above described reverse stock split and name change are subject to the prior approval by the Financial Industry Regulatory Authority (FINRA). In anticipation of submitting to, and receiving, FINRA approval, on June 7, 2021, we filed a Certificate of Change Pursuant to NRS 78.209 reflecting the reverse stock split and, as part of the Certificate for Reinstatement, we filed an Application for Reinstatement or Revival form changing our name to CGS International, Inc., thereby effectively amending our Articles of Incorporation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit	Filing
3.01(c)	Amendment to Articles of Incorporation as part of the Certificate of Reinstatement via the Application for Reinstatement or Revival filed with the Nevada Secretary of State on June 7, 2021	Filed herewith.
99.1	Certificate of Change Pursuant to NRS 78.209 reflecting 400:1 Reverse Stock Split filed on June 7, 2021 with the Nevada Secretary of State.	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CGS INTERNATIONAL, INC.

Dated: June 29, 2021

/s/ Francisco Ariel Acosta

By: Francisco Ariel Acosta

Its: Chief Executive Officer